SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                                Amendment No. 1


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 1999




                       SUPREME INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



   Florida                         0-21764                   59-1162998
State or other                   (Commission               (IRS Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)




        3000 N.W. 107th Avenue, Miami, Florida            33172
        (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code (305) 592-2830

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Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Exhibit 2.1 --  Purchase and Sale Agreement dated as of December 28, 1998 among Salant Corporation, Frost Bros. Enterprises, Inc., Maquiladora Sur, S.A. de C.V. and Supreme International Corporation (the "Purchase and Sale Agreement").(1)

Exhibit 2.2 --  First Amendment to the Purchase and Sale Agreement dated as of February 24, 1999.(1)

Exhibit 2.3 --  Amended and Restated Loan and Security Agreement dated as of March 26, 1999.

Exhibit 2.4 --  Inventory Purchase Agreement dated March 12, 1999.

Exhibit 99.1 -- Press Release(1)

-----------------
(1) Previously filed an Exhibit of the same number to the Registrant's Current Report on Form 8-K dated March 29, 1999 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SUPREME INTERNATIONAL CORPORATION



Date:  April 14, 1999             By: /s/ Rosemary B. Trudeau
                                     -------------------------------------------
                                          Rosemary B. Trudeau,
                                          Vice President of Finance

                                 EXHIBIT INDEX



EXHIBIT                 DESCRIPTION
-------                 -----------

2.3     Amended and Restated Loan Security Agreement dated as of March 26, 1999.

2.4     Inventory Purchase Agreement dated as of March 12, 1999.